Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Terry K. Glenn, President of Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 21, 2003


                                               /s/ Terry K. Glenn
                                               ------------------
                                               Terry K. Glenn,
                                               President of Merrill Lynch Global
                                               Financial Services Fund, Inc. and
                                               Global Financial Master Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust and will be retained by Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.

Exhibit 99.1350CERT

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

      I, Donald C. Burke, Chief Financial Officer of Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust (together, the "Fund"), certify that:

            1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

      Dated: November 21, 2003


                                                  /s/ Donald C. Burke
                                                  -------------------
                                                  Donald C. Burke,
                                                  Chief Financial Officer of
                                                  Merrill Lynch Global Financial
                                                  Services Fund, Inc. and Global
                                                  Financial Master Trust

      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust and will be retained by Merrill Lynch Global Financial Services Fund, Inc. and Global Financial Master Trust and furnished to the Securities and Exchange Commission or its staff upon request.